UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

WILSON BANK HOLDING COMPANY

(Exact name of Registrant as Specified in Its Charter)

Tennessee	0-20402	62-1497076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 444-2265

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 24, 2025, the board of directors of Wilson Bank Holding Company (the “Company”) adopted and approved amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

• Establish procedural, disclosure and information requirements in connection with shareholder nominations of directors and business proposals made in connection with annual and special meetings of the Company’s shareholders, including requiring information with respect to the proponent of such nomination or proposal;

• Clarify that meetings of the Company’s shareholders may occur by means of remote communication and that attendance by a shareholder by means of remote communication constitutes attendance at the meeting;

• Clarify that meetings of the Company’s board of directors and committees thereof may be held by means of remote communication;

• Establish ownership, procedural and disclosure requirements for shareholders of the Company that are seeking to call a special meeting of the Company’s shareholders, including requirements related to how shares will be counted as being owned by such shareholder for purposes of determining whether the shareholder owns sufficient shares to be able to call a special meeting;

• Clarify the requirements and procedures related to the Company’s processing of transfers involving the Company’s common stock;

• Modify the provisions related to the manner in which notice may be given by the Company with respect to board, committee or shareholders’ meetings;

• Enhance the clarity of the provisions related to indemnification of directors and officers of the Company; and

• Make various other updates, including technical, ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Wilson Bank Holding Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

Date:	November 26, 2025	By:	/s/ John C. McDearman III
John C. McDearman III President/Chief Executive Officer